UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Harvest Capital Credit Corporation
(Name of Registrant as Specified In Its Charter)

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Harvest Capital Credit Corporation
767 Third Avenue, 29th Floor
New York, New York 10017

April 21, 2020

To the Stockholders of Harvest Capital Credit Corporation:

You are cordially invited to attend the 2020 annual meeting of stockholders (the "Annual Meeting") of Harvest Capital Credit Corporation to be held online as a virtual meeting on June 10, 2020, at 10:00 a.m., Eastern Time. Only stockholders of record at the close of business on April 16, 2020 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HCAP20. You will need to provide your 12-digit control number that is on your Notice of Internet Availability of Proxy Materials or on your proxy card, if you received proxy materials by mail.

Details of the business to be conducted at the meeting are given in the accompanying Notice of 2020 Annual Meeting of Stockholders (the "Annual Meeting Notice") and Proxy Statement. As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our Annual Meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 (the "2019 Annual Report") and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including the Annual Meeting Notice, Proxy Statement, 2019 Annual Report. If you elect to receive your proxy materials by mail, the Annual Meeting Notice, Proxy Statement, 2019 Annual Report and proxy card from our board of directors will be mailed to you in hard copy. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2019 Annual Report on the Internet.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice of Internet Availability of Proxy Materials or proxy card you received in the mail. Returning the proxy does not deprive you of your right to participate in the virtual meeting and to vote your shares.

We look forward to your attendance at the Annual Meeting. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Joseph A. Jolson
Joseph A. Jolson
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of
Stockholders to Be Held on June 10, 2020.

Our Notice of 2020 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at the following website which may be accessed anonymously: www.harvestcapitalcredit.com/sec-filings.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
June 10, 2020, 10:00 a.m., Eastern Time

To the Stockholders of Harvest Capital Credit Corporation:

The 2020 annual meeting (the “Annual Meeting”) of stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the “Company”), will be held online as a virtual meeting on June 10, 2020, at 10:00 a.m., Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/HCAP20 and using your 12-digit control number to enter the meeting. At the Annual Meeting, our stockholders will consider and vote on:

•the election of two directors of the Company to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;
•a proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
•such other business as may properly come before the Annual Meeting and any adjournments or postponements.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The nominees of the board of directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Only holders of record of our common stock as of the close of business on April 16, 2020, the record date for the Annual Meeting, are entitled to notice of, and to vote at, or submit questions during, the Annual Meeting. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders (unless you have previously requested paper delivery). If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares as soon as possible by following the instructions on the Notice of Internet Availability of Proxy Materials or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the meeting virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Thank you for your support of Harvest Capital Credit Corporation.

By order of the Board of Directors,

/s/ William E. Alvarez, Jr.
William E. Alvarez, Jr.
Chief Financial Officer and Secretary
New York, New York
April 21, 2020

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card. Please see the Proxy Statement and the Notice of Internet Availability of Proxy Materials or the accompanying proxy card for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may participate in the meeting virtually and vote your shares.

Other Business	19

Annual Reports	19

Available Information	20

Harvest Capital Credit Corporation
767 Third Avenue, 29th Floor
New York, New York 10017

PROXY STATEMENT
 2020 Annual Meeting of Stockholders

General

Harvest Capital Credit Corporation, a Delaware corporation (the "Company," "we," "us," or "our"), is furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors (the "Board of Directors" or the "Board") for our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and any postponements and adjournments thereof. This proxy statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Company's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2019 (the 2019 Annual Report"), are first being released to the Company's stockholders on or about April 21, 2020. When we refer to HCAP's fiscal year, we mean the 12-month period ending December 31 of the stated year.

We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the person(s) named as proxy will vote the shares registered directly in your name in the manner that you specified.  If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares FOR the election of the two nominees as directors and FOR the ratification of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Annual Meeting Information
Date and Location

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 10, 2020 at 10:00 a.m., Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP20 and using your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m. Eastern Time. Please allow time for online check-in procedures.

Attendance

You are entitled to participate in the virtual Annual Meeting only if you were a stockholder of record of the Company as of the close of business on the record date of April 16, 2020 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HCAP20 and using your 12-digit control number to enter the meeting.

Availability of Proxy and Annual Meeting Materials

Our Notice of 2020 Annual Meeting of Stockholders, this proxy statement and the 2019 Annual Report are available at www.proxyvote.com and at https://harvestcapitalcredit.com/sec-filings/.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, who will each serve until the 2023 Annual Meeting of Stockholders, and until his successor is duly elected and qualified;

2. To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

General

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

Record Date and Voting Securities

You may cast one vote for each share of common stock that you owned as of the Record Date. Each share of a Company's common stock has equal voting rights with all other shares of such Company's common stock, which is the Company's only class of voting securities outstanding. As of the Record Date, there were 5,958,479 shares of common stock outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of the Company's common stock outstanding on the Record Date, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present or represented by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matter being considered by the Company at the Annual Meeting is the ratification of the appointment of the Company’s independent registered public accounting firm, and the “non-routine” matter being considered by the Company at the Annual Meeting is the election of directors. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the Company’s proposal to elect directors, your broker may not be permitted to vote your shares on such “non-routine” proposal.

Please note that to be sure your vote is counted on the Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of the Company's common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of the Company's common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee to obtain a legal proxy from the record holder of your shares. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company's common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials or on the proxy card. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the Notice of Internet Availability of Proxy Materials or the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our corporate secretary, William E. Alvarez, Jr., at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) participating in the virtual Annual Meeting and voting online. If you hold shares of the Company's common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Votes Required

Election of directors.  The affirmative vote of a plurality of the shares of the Company’s common stock outstanding and entitled to vote thereon at the Annual Meeting required to elect each director nominee (i.e., the candidates receiving the most “for” votes will win the election). Stockholders may not cumulate their votes. “Withhold” votes and broker non-votes will have no effect on this proposal.

Ratification of independent registered public accounting firm.  The affirmative vote of a majority of the shares of the Company’s common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of RSM US LLP exceeds the number of “abstain” votes and votes “against” the ratification of the appointment of RSM US LLP). Abstentions will have the same effect as a vote "against" this proposal, and broker non-votes, if any, will have no effect on this proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile by directors or officers of the Company or officers or employees of HCAP Advisors LLC (“HCAP Advisors”), our external investment adviser and administrator (without special compensation therefor). The Company does not currently intend to engage a paid solicitor in connection with the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, beneficially own 5% or more of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the securities in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
JMP Group LLC (2) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	990,861	16.6%
Joseph A. Jolson (3) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	868,751	14.6%

(1)Based on 5,958,479 shares of the Company’s common stock outstanding as of the Record Date.
(2)Consists of 990,861 shares of common stock of the Company held of record by JMP Securities LLC, over which JMP Securities LLC has shared voting and investment power. JMP Securities LLC is a direct, wholly owned subsidiary of JMP Holding LLC, which is a direct, wholly owned subsidiary of JMP Group Inc., which is a direct, wholly owned subsidiary of JMP Investment Holdings LLC, which is a wholly owned subsidiary of JMP Group LLC. The principal address for JMP Group LLC, JMP Investment Holdings LLC, JMP Group Inc., JMP Holdings LLC and JMP Securities LLC, is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.
(3)The total number of shares reported includes 802,983 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee and over which shares Mr. Jolson has shared voting and investment power; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has shared voting and investment power, but no pecuniary interest; and 30,000 shares owned directly by Mr. Jolson.

The following table sets forth, as of the Record Date, the number of shares of the Company’s common stock beneficially owned by the director nominees and each of our other directors and executive officers. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company’s directors are divided into two groups — interested directors and independent directors. Interested Directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

Name	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Interested Directors:
Joseph A. Jolson (2)	868,751	14.6%
Richard P. Buckanavage	46,019	*
Independent Directors:
Dorian B. Klein	—	—
Jack G. Levin	—	—
Richard A. Sebastiao	14,570	*
Executive Officers:
William E. Alvarez, Jr.	4,740	*
James J. Fowler	—	—
All officers and directors as a group (seven persons)	934,080	15.7%

*	Represents less than 1%.

(1)Based on 5,958,479 shares of the Company’s common stock outstanding as of the Record Date.
(2)The total number of shares reported includes 802,983 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee and over which shares Mr. Jolson has shared voting and investment power; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has shared voting and investment power, but no pecuniary interest; and 30,000 shares owned directly by Mr. Jolson. The principal address for Mr. Jolson is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

As of the Record Date, no shares held by our directors or executive officers were pledged as loan collateral. Our insider trading policy prohibits share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of the Record Date, the dollar range of our equity securities that is beneficially owned by each of our directors and nominee for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000

Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	[$50,001 - $100,000]

(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)The dollar range of equity securities beneficially owned is based on the closing price for our common stock on the NASDAQ Global Market as of the Record Date.
(3)The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors. Pursuant to our bylaws (the “Bylaws”), the Board of Directors may modify the number of members of the board of directors provided that the number of directors will not be fewer than five or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. Our Board of Directors currently consists of five members, three of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Company or our investment adviser and are “independent” as determined by our Board of Directors, consistent with the rules of The NASDAQ Stock Market (“NASDAQ”). We refer to these individuals as our “Independent Directors.” NASDAQ requires that the Company maintain a majority of independent directors on the Board. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified, or any director’s earlier resignation, removal from office, death or incapacity.

Each of Dorian B. Klein and Jack G. Levin has been nominated for re-election to the Board for a three-year term expiring at the 2023 annual meeting of stockholders. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Any stockholder of the Company can vote for or withhold authority on each of the director nominees. Since a plurality of the votes of the shares of the Company’s common stock outstanding and entitled to vote on the election of directors at the Annual Meeting is sufficient to elect the directors (i.e., the candidates receiving the most “for” votes will win the election), “withhold” votes and broker non-votes will have no effect on this proposal. In the absence of instructions to the contrary, it is the intention of the person named as proxy to vote such proxy FOR the election of the nominees named above. If a nominee should decline or be unable to serve as director, it is intended that the proxy will be voted for the election of such person nominated by the Board as a replacement. The Board of Directors has no reason to believe that any director nominee will be unable or unwilling to serve.

Our Board of Directors unanimously recommends a vote “FOR” each of the director nominees described in this proxy statement.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and the Company's continuing directors is set forth below. We have divided the directors into two groups - independent directors and interested directors. Each interested director is an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act. The principal occupations each of our director nominees and continuing directors during the past five years are discussed below under "Biographical Information."

The business address for each of our directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017. The Company is not part of a "fund complex," as that term is defined in Schedule 14A under the Exchange Act.

Nominees for election as a director to serve until our 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Name	Age	Position(s) Held with Company	Length of Time Served	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Independent Directors
Dorian B. Klein	61	Director	2013	None
Jack G. Levin	72	Director	2013	None

Continuing directors whose terms will expire at our 2022 Annual Meeting of Stockholders:

Name	Age	Position(s) Held with Company	Length of Time Served	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Directors
Joseph A. Jolson	61	Chairman and Chief Executive Officer	2012	None
Richard P. Buckanavage	56	President	2012	None

Continuing director whose term will expire at our 2021 Annual Meeting of Stockholders:

Name	Age	Position(s) Held with Company	Length of Time Served	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Independent Director
Richard A. Sebastiao	72	Director	2013	None

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Joseph A. Jolson	61	Chief Executive Officer
William E. Alvarez, Jr.	66	Chief Financial Officer, Chief Compliance Officer and Secretary
Richard P. Buckanavage (1)	56	President
James J. Fowler	58	Chief Investment Officer

_________________
(1) The Board of Directors appointed and promoted Mr. Buckanavage to serve as President of the Company on March 6, 2020. Prior to such appointment, and throughout the fiscal year ended December 31, 2019, Mr. Buckanavage served the Company as Managing Director - Head of Business Development.

The business address for each of our executive officers is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

Biographical Information

Additional biographical information regarding each Company's current directors, nominees for director and officers is set forth below.

Independent Directors
Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently teaching several courses on Capital Markets and Financial Economics at Harvard University as part of its Faculty of Arts and Sciences and the Harvard Extension School. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein was also a 2013 Advanced Leadership Fellow at Harvard.  Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. From April 2011 through July 2015, Mr. Sebastiao served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman and Chief Executive Officer. Mr. Jolson, our Chief Executive Officer, co-founded JMP Group Inc., now JMP Group LLC (NYSE: JMP) ("JMP Group"), in 1999 and is its Chief Executive Officer, chairman of the board of directors, and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and JMP Asset Management. Mr. Jolson is also a principal and founder of our investment adviser, HCAP Advisors, and is a member of its investment committee, and he has served in these roles since 2011. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and an M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, President. Mr. Buckanavage, who was appointed and promoted to the role of the Company's President in March 2020, is our co-founder and served as our Managing Director - Head of Business Development, since March 2018, before which time he served as our Chief Executive Officer and President, since 2012. Mr. Buckanavage is also a principal and founder of HCAP Advisors, and serves as its President and as a member of its Investment Committee. Prior to co-founding the Company, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Officer and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and Midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and an M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

William E. Alvarez, Jr., Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Alvarez has served as our Chief Financial Officer, Chief Compliance Officer and Secretary since April 2018. He also serves as Managing Director of HCAP Advisors, which he joined in August 2017. Mr. Alvarez brings over 30 years of experience in finance, accounting and asset management to the Company. Mr. Alvarez, from December 2004 to December 2009 was Chief Financial Officer and Secretary of Patriot Capital Funding, Inc., a BDC that went public in 2005 and later merged with another business in December 2009. From Mid-2010 to November 2014, Mr. Alvarez served as a consultant and then Chief Financial Officer and later Interim Chief Executive Officer of NH Northeast, LLC, an international computer learning center that operated 17 locations in the Northeast. From November 2014 to May 2016, Mr. Alvarez served as the Chief Financial Officer of Natural Markets Food Group, an international organic retail food organization with operations in the US and Canada. From June 2016 until joining HCAP Advisors in August 2017, Mr. Alvarez provided outsourced accounting and consulting services through CFO Finance, LLC. Mr. Alvarez is a licensed Certified Public Accountant in the State of Connecticut.

James Fowler, Chief Investment Officer. Mr. Fowler has served as our Chief Investment Officer since March 2018. He also serves and has been a Managing Director of JMP Group, a full-service investment banking and asset management firm, since February, 2001.  Commencing April 2016 to present, he is serving as the Portfolio Manager of JMP Capital I LLC, which is a credit fund providing debt capital to lower middle market companies.   Prior to this role, from 2010 to 2016, Mr. Fowler was a Co-Portfolio Manager of Harvest Opportunities Partners II, which was a market-neutral equity hedge fund dedicated to investing in small and mid-sized financial services companies.  Mr. Fowler joined JMP’s asset management platform in February 2007, and from February 2008 until December 2012, he was the non-Executive Chairman of the Board of Directors of New York Mortgage Trust (NASD: NYMT), which is a New York-based mortgage real estate investment trust (REIT) that was recapitalized in February 2008 by entities owned by JMP Group's broker/dealer (JMP Securities) where he covered a wide range of mortgage and specialty finance companies.  During this period, from 2005-2007, he also served as Co-Director of Equity research.  Mr. Fowler holds a B.S. degree in Finance from Golden Gate University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of Audit, Compensation, and Nominating and Corporate Governance Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. While certain non-management members of our Board of Directors may participate on the boards of directors of other public companies, we monitor such participation to ensure it is not excessive and does not interfere with their duties to the Company.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements, as well as the establishment of guidelines and making recommendations to the Board regarding the valuation of the Company's loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the Company's reimbursement to its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our executive officers and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, the Company's chief compliance officer meets in executive session with the Independent Directors at least once a year.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations.

Transactions with Related Persons

The Company is externally managed by HCAP Advisors pursuant to an investment advisory and management agreement (the “Advisory Agreement”). HCAP Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. HCAP Advisors also serves as our administrator pursuant to an administration agreement, which became effective on April 29, 2018 (the “Administration Agreement”). Prior to April 29, 2018, another affiliate of JMP Group, JMP Credit Advisors, served as our administrator.

HCAP Advisors is an affiliate of JMP Group, a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in the Company and, through its subsidiaries, owns a majority equity interest in HCAP Advisors. JMP Group conducts its primary business activities through two wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC (“HCS”), an SEC-registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity; and (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors. Joseph A. Jolson, our Chief Executive Officer and Chairman of the Board, is also the Chief Executive Officer and Chairman of the board of directors of, and has a financial interest in, JMP Group. Certain of the Company’s directors and executive officers, including Messrs. Jolson and Buckanavage, also have direct or indirect ownership and financial interests in HCAP Advisors.

Under the Advisory Agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. For the fiscal year ended December 31, 2019, the

Company incurred base management fees of approximately $2.2 million under the Advisory Agreement and did not incur any incentive fees. Please refer to the 2019 Annual Report accompanying this proxy statement for more details regarding the Advisory Agreement and the calculation of fees paid by the Company thereunder.

HCAP Advisors also serves as our administrator pursuant to the Administration Agreement. Under the Administration Agreement, HCAP Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping services at such office facilities and other such services as our administrator, subject to review by our Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. Under the Administration Agreement, HCAP Advisors also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for maintaining the financial and other records which we are required to maintain and preparing reports required to be filed with the SEC or any other regulatory authority. In addition, HCAP Advisors assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

In full consideration of the provision of the services of HCAP Advisors as our administrator, we reimburse HCAP Advisors for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administration Agreement. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of HCAP Advisors’ overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our executive officers and their respective staffs. Similar to arrangements in prior years with our previous administrator, HCAP Advisors agreed to a cap on amounts payable by us under the Administration Agreement during the 2019 fiscal year. This cap set the maximum amount that would be payable by us at $1.4 million for 2019. We reached the $1.4 million cap for fiscal year 2019. The actual administrative services expense that would have been payable to HCAP Advisors for the year ended December 31, 2019 exceeded the cap by approximately $0.5 million.

The principals of our investment adviser, which include Messrs. Jolson and Buckanavage, serve and may in the future serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors, investment professionals may serve as officers, directors, principals, portfolio managers or advisers of or to entities that operate in the same or a related line of business as we do or of investment funds, accounts or vehicles managed by our investment adviser or its affiliates. Accordingly, they have or may in the future have obligations to investors in those funds, accounts or vehicles, the fulfillment of which obligations might not be in the best interests of us or our stockholders. We also note that any investment fund, account or vehicle managed by HCAP Advisors or its affiliates in the future may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We intend to co-invest with investment funds, accounts and vehicles managed by HCAP Advisors where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC, which we have obtained (as described below), we generally will be permitted to co-invest with such investment funds, accounts and vehicles only when the only term that is negotiated is price. When we invest alongside other investment funds, accounts and vehicles managed by HCAP Advisors or an affiliate thereof, we expect HCAP Advisors to make such investments on our behalf in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of HCAP Advisors. In situations where co-investment alongside other investment funds, accounts and vehicles managed by HCAP Advisors or an affiliate thereof is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, HCAP Advisors will need to decide whether we or such other entity or entities will proceed with the investment. HCAP Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time. Although HCAP Advisors will endeavor to allocate investment opportunities in a fair and equitable manner in such event, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds that are consistent with our investment objective.

In addition, on December 10, 2015, we received co-investment exemptive relief under the 1940 Act (the "Exemptive Relief") from the SEC permitting us greater flexibility to negotiate the terms of co-investments with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the Exemptive Relief). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the proposed transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the Exemptive Relief with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

The Company is party to a license agreement with HCS, a subsidiary of JMP Group, pursuant to which HCS has granted the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, we have a right to use the “Harvest” name for so long as an affiliate of JMP Group remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Harvest" name.

In the future, JMP Securities LLC or its affiliates may provide, and in the past they have provided, the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

Review, Approval or Ratification of Transactions with Related Persons

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of business conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required under its charter to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Address of Our Adviser and Administrator

The principal executive offices of the Company's external investment adviser and administrator, HCAP Advisors, are located at 767 Third Avenue, 29th Floor, New York, New York, 10017.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, except for one Form 4, relating to a single transaction, filed late by JMP Group due to an administrative oversight, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2019.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are Independent Directors and none of the members is a present or past employee of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investors” link at http://www.harvestcapitalcredit.com. The information on our corporate website is not incorporated by reference into this proxy statement.

Our Code of Business Conduct, Code of Ethics, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, and Compensation Committee Charter are available at our corporate governance webpage at http://www.harvestcapitalcredit.com/corporate-governance/ and are also available to any stockholder who requests them by writing to our secretary, William E. Alvarez, Jr. at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary.

Director Independence

In accordance with rules of NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate

Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NASDAQ Listing Rules, as well as the applicable regulations, rules, and orders of the SEC. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and director nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Jolson and Buckanavage. Messrs. Jolson and Buckanavage are interested persons of the Company due to their positions as officers of the Company and affiliations with HCAP Advisors. Mr. Jolson is also the chief executive officer and chairman of the board of JMP Group, which is the Company's largest shareholder, the majority owner of HCAP Advisors, and an indirect parent of JMP Securities LLC.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire, as well as Board and Board committee discussion.

Board Meetings and Committees

Our Board met 6 times during fiscal year 2019. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. Our directors are invited and encouraged to attend each annual meeting of stockholders. All members of our Board of Directors attended our 2019 annual meeting of stockholders.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee also monitors and oversees the determination by he Company's management of, and the recommendation to the Board of Directors for approval of, the fair value of securities held by the Company that are not publicly traded or for which current market values are not readily available and the material aspects of the Company's valuation policies and procedures as adopted by the Board. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom is not an interested person of the Company as defined in the 1940 Act and meets the independence standards established by the SEC and NASDAQ for audit committees. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act. The Audit Committee met 9 times during the 2019 fiscal year.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the Company's reimbursement to its administrator, HCAP Advisors of the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the Administration Agreement, including the compensation of our executive officers and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom is not an interested person of the Company as defined in the 1940 Act and meets the independence standards established by NASDAQ for compensation committees. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company and, as such, the Compensation Committee is not required to produce a report on executive compensation in our annual proxy statement. The Compensation Committee met 4 times in the 2019 fiscal year.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or its committees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom is not an interested person of the Company as defined in the 1940 Act and meets the independence standards established by NASDAQ. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met twice during the 2019 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, William E. Alvarez, Jr., at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

•is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
•has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board of Directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the Nominating and Corporate Governance Committee will evaluate the membership of the Board of Directors and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Code of Business Conduct

We have adopted a Code of Business Conduct which applies to, among others, every officer and director of the Company. Requests for copies should be sent in writing to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017. The Company’s Code of Business Conduct is also available on our website at http://harvestcapitalcredit.com/corporate-governance/.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at http://www.harvestcapitalcredit.com/corporate-governance/, and to the extent an amendment or waiver is for an executive officer or director of the Company, the Company will also file a Form 8-K with the SEC.

Insider Trading Policy

We have adopted an insider trading policy that, among other things, prohibits all directors, officers and employees of the Company and HCAP Advisors, as applicable, from, directly or indirectly, trading while in the possession of material nonpublic information related to the Company and from engaging in short sales and short-term or other speculative trading of our securities and any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of securities issued by us. Prohibited hedging activity includes market transactions in puts, calls and other derivatives and the purchase of prepaid variable forward contracts, equity swaps, collars and exchange funds related to securities issued by us. Pledging our securities in a margin account or as collateral for a loan is also prohibited under the policy except in limited circumstances that are pre-approved by our chief compliance officer.

Executive Compensation

None of our executive officers receives direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser or its affiliates. The compensation of our executive officers for administrative services provided to the Company is paid by our administrator, who is also our investment adviser, but we reimburse our administrator for our allocable portion of the cost of such services rendered to us by those executive officers and their respective staffs. To the extent that our administrator outsources any of its functions as administrator, we will pay the fees associated with such functions on a direct basis without profit to our administrator.

For the fiscal year ended December 31, 2019, we reimbursed our administrator, HCAP Advisors, $1.4 million for administrative services provided to us. Payments required to be made to the administrator under the Administration Agreement were subject to a cap of $1.4 million in fiscal year 2019.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the Independent Directors of the Board of Directors, on our behalf, and HCAP Advisors. For the 2020 fiscal year, HCAP Advisors, as administrator, has agreed to a $1.4 million cap on aggregate expenses payable by the Company under the Administration Agreement.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Joseph A. Jolson	—	—
Richard P. Buckanavage	—	—
Independent Directors
Dorian B. Klein	$75,000	$75,000
Jack G. Levin	$75,000	$75,000
Richard A. Sebastiao	$75,000	$75,000

(1) For a discussion of the Independent Directors’ compensation, see below.
(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

The Independent Directors receive an annual fee of $62,500. The Independent Directors also receive an annual fee of $2,500 (per committee) for membership on each of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. In addition, the chairman of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receives an additional annual fee of $5,000 for their services in each of these capacities. The Independent Directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2020 FISCAL YEAR

Upon the recommendation of the Audit Committee of the Board, the Board has appointed RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020, subject to ratification by our stockholders.

It is expected that a representative of RSM US LLP will participate in the virtual Annual Meeting and will have the opportunity to make a statement, if he or she chooses and will be available to answer questions.

On March 18, 2019, as reported in the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2019, the Audit Committee of the Board approved the decision to change the Company's independent registered public accounting firm. As a result, on March 18, 2019, the Company notified PricewaterhouseCoopers LLP (“PwC”) that they were dismissed as the Company’s independent registered public accounting firm, effective as of that date. The reports of PwC on the Company's financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2018 and 2017, and during the subsequent interim period through March 18, 2019, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in their reports on the financial statements, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that, as disclosed in Item 9A to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, management concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2017 as a result of a material weakness in internal control over financial reporting related to an ineffective control environment as material financial information from one of our portfolio companies was not promptly supplied to our financial staff by certain senior investment professionals. Beginning in the first quarter of 2018, the Company adopted a corrective action plan and added new and/or enhanced existing controls. As a result of the enhanced controls implemented during the first three quarters of 2018, management concluded that the material weakness was remediated as of September 30, 2018 and that its disclosure controls and procedures were effective as of September 30, 2018 and December 31, 2018. The Audit Committee previously discussed the above-described “reportable event” with PwC, and the Company has authorized PwC to respond fully to any inquiries from the successor independent registered public accounting firm.

On March 21, 2019, the Company engaged RSM US LLP as the new independent registered public accounting firm for the Company. The decision to engage RSM US LLP as the Company’s independent registered public accounting firm was approved by the Audit Committee. During the years ended December 31, 2018 and 2017, and during the subsequent interim period through March 18, 2019, neither the Company nor anyone on its behalf consulted with RSM US LLP regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided that RSM US LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,”  as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K, except that the Company engaged RSM US LLP in the second quarter of 2018 to provide consulting and compliance services in preparation for complying with the full requirements of Section 404 of the Sarbanes-Oxley Act, and those services were completed upon conclusion of the audit for fiscal year 2018. RSM US LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Independent Auditor’s Fees

The following table presents fees billed to the Company for professional services rendered by RSM US LLP for the fiscal year ended December 31, 2019 and PwC for the fiscal year ended December 31, 2018.

	2019	2018
Audit Fees	$251,000	$580,000
Audit-Related Fees	—	2,940
Tax Fees	20,000	36,150
All Other Fees	—	—
Total Fees	$271,000	$619,090

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Required Vote

The affirmative vote of a majority of the shares of the Company’s common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of RSM US LLP to serve as the Company's independent registered public accounting firm (i.e., the number of shares "for" the ratification of the appointment of RSM US LLP exceeds the number of "abstain" votes and votes "against" the ratification of the appointment of RSM US LLP). Abstentions will have the same effect as a vote "against" this proposal, and broker non-votes, if any, will have no effect on this proposal.

Our Board unanimously recommends a vote “FOR” this proposal.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2019 and the audited financial statements as of and for the year ended December 31, 2019. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the Securities and Exchange Commission (the "SEC"). The independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements as of and for the year ended December 31, 2019, be included in the Company’s annual report on Form 10-K for the year ended December 31, 2019, for filing with the SEC. The Audit Committee also recommended the selection of RSM US LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

Audit Committee
Richard A. Sebastiao, Chairman
Dorian B. Klein, Member
Jack G. Levin, Member

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the Company's 2021 Annual Meeting of Stockholders must be received by the Company on or before December 22, 2020. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary.

Stockholder proposals or director nominations to be presented at the Company's 2021 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in writing to the Company's Corporate Secretary and delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one-year anniversary of the 2020 Annual Meeting of Stockholders. For the Company’s 2021 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than March 12, 2021, provided however, that in the event the Company's 2021 Annual Meeting of Stockholders is scheduled to be held before May 11, 2021 or after August 9, 2021, written notice by the stockholder in order to be timely must be received at the principal executive offices of the Company not later than the later of (1) the close of business ninety (90) days prior to such annual meeting or (2) the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. The above procedures and requirements are only a summary of the provisions in the Company’s Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to the Bylaws for more information on the advance notice requirements.

Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our corporate secretary, William E. Alvarez, Jr. at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary or (212) 906-3589. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the 2020 Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholder.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/HCAP20 and enter the 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us at (212) 906-3589 or by writing to us at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary.

Annual Reports

A copy of the 2019 Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2019, is being furnished with this proxy statement and is also available at www.proxyvote.com. Such financial statements are hereby incorporated herein by reference.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its 2019 Annual Report. Copies of these documents may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the 2019 Annual Report is not part of the proxy solicitation materials.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available free of charge on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 906-3589, or by writing to us at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary, or on our website at https://harvestcapitalcredit.com/sec-filings/. The information on our website is not incorporated by reference into this proxy statement.

By order of the Board of Directors,

/s/ Joseph A. Jolson
Joseph A. Jolson
Chairman and Chief Executive Officer
New York, New York
April 21, 2020

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HCAP20**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D07866-P32448 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HARVEST CAPITAL CREDIT CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors*

Nominees:	For	Withhold
1a. Dorian B. Klein	☐	☐
1b. Jack G. Levin	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

3. Such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D07867-P32448

HARVEST CAPITAL CREDIT CORPORATION
Annual Meeting of Stockholders
June 10, 2020 10:00 AM, ET

This proxy is solicited by the Board of Directors

The undersigned hereby appoints William E. Alvarez, Jr. as proxy of the undersigned with full power of substitution to attend the 2020 Annual Meeting of Stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the "Company"), to be held online as a virtual meeting on June 10, 2020, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2020 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH SEC RULES.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side.